Pilgrim America Funds

                                 Masters Series
                                 --------------

                            Pilgrim America Masters
                            Asia-Pacific Equity Fund

                            Pilgrim America Masters
                               MidCap Value Fund

                            Pilgrim America Masters
                              LargeCap Value Fund

                               Semi-Annual Report
                               December 31, 1996


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                                 MASTERS SERIES
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                                  MONEY MANAGER
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                             Pilgrim America Funds

                                 Masters Series
                                 --------------

                               Semi-Annual Report
                               December 31, 1996

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                               Table of Contents

Chairman's Message ........................................................    4
Portfolio Managers' Reports:
        Pilgrim America Masters Asia-Pacific Equity Fund ..................    5
        Pilgrim America Masters MidCap Value Fund .........................    8
        Pilgrim America Masters LargeCap Value Fund .......................   12
Statements of Assets and Liabilities ......................................   15
Statements of Operations ..................................................   16
Statements of Changes in Net Assets .......................................   17
Financial Highlights ......................................................   18
Notes to Financial Statements .............................................   21
Portfolio of Investments:
        Pilgrim America Masters Asia-Pacific Equity Fund ..................   26
        Pilgrim America Masters MidCap Value Fund .........................   33
        Pilgrim America Masters LargeCap Value Fund .......................   37

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                         Pilgrim America Masters Series

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Chairman's Message
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Dear Shareholder:

We are pleased to present the  Semi-Annual  Report for Pilgrim  America  Masters
Series of Funds ("Masters Series") which consists of Pilgrim America Masters Asia-Pacific Equity Fund, Pilgrim America Masters MidCap Value Fund and Pilgrim America Masters LargeCap Value Fund. In the following pages, the portfolio manager for each Fund of the Masters Series discusses the results of operations for the six month period ended December 31, 1996, as well as the markets and factors which have affected each of the Funds during this period.

The Masters Series is designed to give investors access to money managers who typically manage similar portfolios only for high net worth individuals and institutional investors. Each money manager has extensive knowledge and proven experience in their specialized market segments.

The Masters Series commenced operations on September 1, 1995. Pilgrim America Masters Asia-Pacific Equity Fund invests primarily in the equity securities of companies based in the Asia-Pacific Region. Pilgrim America Masters MidCap Value Fund invests primarily in equity securities of companies that have a market capitalization between $200 million and $5 billion. Pilgrim America Masters LargeCap Value Fund invests primarily in equity securities of companies that have a market capitalization in excess of $5 billion.

At Pilgrim America, we are dedicated to providing core investments for the serious investor. We believe that the key to success is matching quality core investments to the individual needs of investors. Core investments are the foundation of every portfolio and the basis of other important investment decisions. Pilgrim America prides itself on providing only high quality core investments to help you reach your financial goals. Our goal is for every investor to have a successful investment experience.

Thank you for selecting Pilgrim America Masters Series. We appreciate the confidence you have placed with us in serving your investment needs.

Sincerely,


/s/ Robert W. Stallings
Robert W. Stallings
Chairman
Pilgrim America Investments, Inc.
February 25, 1997
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                Pilgrim America Masters Asia-Pacific Equity Fund


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Portfolio Manager's Report
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Dear Shareholder:

We are pleased to report the results of operations for Pilgrim America Masters Asia-Pacific Equity Fund (the "Fund"), for the six months ended December 31, 1996.

For the six months, the Fund earned a net return of 4.23%(1). This compares to the 1.60% return on the Morgan Stanley Capital International Combined Far East Free (excluding Japan) Index (the "MSCI")(2) over the same period. During that time, Fund net assets increased from $42 million to $61 million. The Fund's total return for the year ended December 31, 1996 was 9.46%(1), compared to the MSCI return of 11.14% for the same period.

General Economic Environment
After a cautious first six months of 1996, the economic environment improved for the region over the second half of the year. Evidence of moderate growth with low inflation took the pressure off U.S. interest rates which is a key factor for the region, given its link to the U.S. dollar. Within the region, Hong Kong benefited from a soft landing in China and an improved property market. The Hong Kong equity market led the region as the other countries continued to deal with rising local interest rates, declining profit growth, current account deficits and rising political uncertainty.

Specific Equity Market Conditions
The table below summarizes the total returns of the respective MSCI Country Indices which comprise the Far East Free (excluding Japan) Index:
                                                                Total Return
        Country                                             6/28/96 - 12/31/96
        -------                                             ------------------
        Hong Kong                                                18.10%
        Indonesia                                                 9.09
        Malaysia                                                  8.22
        Taiwan                                                    2.40
        Singapore                                                -3.18
        Philippines                                              -4.46
        South Korea                                             -27.59
        Thailand                                                -36.34
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                Pilgrim America Masters Asia-Pacific Equity Fund

As  previously  mentioned,  Hong  Kong  benefited  from a  subdued  inflationary environment and strength in the residential property sector. Indonesia experienced some of the highest earnings growth in the region and is expected to show continued growth through 1997. Additionally, fears of tighter monetary policy were reduced on subdued inflation. These two factors led to increased investor interest in Indonesia. Although Malaysia continued to experience economic slowing, improvements were seen in the trade balance as exports staged a moderate recovery. Confidence in earnings coupled with potential interest rate cuts fueled the advance in Malaysia. Taiwan continued to show signs of an economic slowdown in GDP, domestic investment, M2 growth and unemployment. Against this backdrop was the inclusion by MSCI of Taiwan in the Combined Far East Free (excluding Japan) Index. This resulted in a flow of funds into Taiwan stocks during the second half of 1996.

Singapore faired the best of the lagging markets in the region. Economic slowing was more than anticipated as electrical products and components saw a fall in industrial production for the first time since 1992. Further, property prices may continue to depreciate but we believe most of that news has already been priced. The Philippines also suffered from a slowdown in electrical component exports as well as disappointing bank earnings. Earnings in Korea were impacted by inventory build-up in semi-conductors, steel and autos. Sentiment was also impacted by cross border tensions with the North. Finally, Thailand continued to suffer from an excessive current account deficit. This reduced expectations for a needed cut in interest rates to jump start economic growth.

Pilgrim America Masters Asia-Pacific Equity Fund
Our strategy for most of the second half of 1996 was to overweight Hong Kong and Indonesia. This proved to help the Fund's performance as Hong Kong and Indonesia led the region's markets. The key for 1997 will be when to reallocate away from Hong Kong towards some of the other lagging markets in the region. Most of the improvements in the Hong Kong property market have been priced along with a successful transition of power on July 1, 1997. Although Thailand and Korea look much more attractive on a valuation basis, we need to be more confident of improvements in corporate earnings growth. Once we see that, we will look to take some profits in Hong Kong and put the proceeds to work in the rest of the region. In total, improved valuations, supportive economics and benign inflation make the outlook for Asian equities quite attractive.

We thank you for giving us this opportunity to help you work towards your investment needs.

Sincerely,

HSBC Asset Management Americas, Inc.
HSBC Asset Management Hong Kong Limited
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                Pilgrim America Masters Asia-Pacific Equity Fund

(1) Calculated without deducting the Class A maximum 5.75% sales charge and assuming reinvestment of all dividends and distributions. Total return for the one year period ended December 31, 1996 and the average annualized total return for the period from September 1, 1995 (date of commencement of operations) to December 31, 1996, after the deduction of the maximum sales charges and assuming reinvestment of all dividends and distributions were 3.20% and 1.44%, respectively.

     Performance figures shown pertain only to Class A shares of the Fund. Total returns for Class B and M shares, calculated without deducting sales charges, for the year ended December 31, 1996 were 8.62% and 8.87%, respectively. Average annualized total returns, excluding the applicable sales charges, for the period from September 1, 1995 (date of commencement of operations) to December 31, 1996 were 5.25% and 5.51%, respectively.

     Total returns for Class B and M shares, after deducting the maximum contingent deferred sales charge of 5.00% (Class B shares only) or the maximum sales charge of 3.50% (Class M shares only) for the year ended December 31, 1996 were 3.60% and 5.04%, respectively. Average annualized total returns, after the applicable sales charges, for the period from September 1, 1995 (date of commencement of operations) to December 31, 1996 were 2.32% and 2.76%, respectively.

     Since inception, the Fund's manager has reimbursed a portion of the Fund's expenses. Without such a waiver, SEC yield and total returns would have been lower.

(2) The MSCI is a measure of the performance of the Far East Market excluding Japan.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

Past performance is not indicative of future returns. Investment return and principal value of an investment will fluctuate. Shares, when redeemed may be worth more or less than their original cost.

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                   Pilgrim America Masters Mid Cap Value Fund

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Portfolio Manager's Report
--------------------------------------------------------------------------------

Dear Shareholder:
We are pleased to report the results of operations for Pilgrim America Masters MidCap Value Fund (the "Fund") for the six months ended December 31, 1996.

For the six months, the Fund earned 11.40%(1) compared to 9.16% for the Russell MidCap IndexTM (2). For the year ended December 31, 1996, the Fund's total return was 29.56%(1), compared to the Russell MidCap IndexTM return of 19.00%. The Fund's return placed it in the top 4% or fifth out of 154 funds in the Lipper MidCap Funds category for the year(3).

General Economic Environment
The economic outlook for 1997, according to consensus opinion, appears to be more of what characterized 1996; i.e. slow growth of gross domestic product in a range of 2-3%, low inflation of around 2% and stable interest rates. The consensus differs, however, on the prospects for corporate earnings and the current valuation of the general market. An important impetus to the growth in profits during the past few years has been the downsizing, cost-cutting and restructuring prevalent throughout Corporate America. Pricing power, for the most part, has been notably absent during this period. Many observers feel that companies have exhausted their ability to grow profits in this manner which will result in a dramatic slowdown in earnings growth during 1997. We, however, disagree that there is any decline in restructuring activity; it appears to be continuing at an uninterrupted pace. Furthermore, managements have become more and more incented to rationalize every aspect of their business especially in a slow growth economy.

The valuation of the market does not appear excessive to us; based upon conservative estimates of Standard and Poor's 500 operating earnings the market multiple approximates 17 to 18, or very close to its historic average. The implication is obvious: while some stocks may be overvalued, particularly in the large capitalization/growth sectors, many companies are priced at a discount to the market and at reasonable levels. Our suspicion is that investors during 1997 will direct more attention to those industries and companies that appear undervalued and/or have underperformed.

Equity Market Environment
1996 was a year of unexpectedly strong performance which was interrupted only briefly during the summer months. Fully invested portfolios with exposure to large capitalization growth companies in the tech-

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                   Pilgrim America Masters Mid Cap Value Fund

nology, consumer products, energy and finance industries were amply rewarded. Underinvested portfolios with less exposure to those industries significantly lagged the general market averages. The S&P 500 Index ended the year up 22.96%. Medium sized companies performed slightly under the broad market with the S&P MidCap 400 Index(2) registering a 19.23% gain. Small cap stocks, as measured by the Russell 2000 Index(2), lagged the larger cap indices, posting a 16.55% gain. Our success can be attributed to what we believe we do best: invest in the stocks of companies that are undergoing dynamic change which is either not recognized or misunderstood in the marketplace and which represent compelling relative value. Corporate restructuring continued to be a powerful trend during 1996 and provided us with numerous opportunities.

Another important element of our success in 1996 was the avoidance of mistakes. Company specific risk is always present in portfolios and is the primary reason accounts are prudently diversified among many different stocks. An important component of company risk is what has become known as "expectational" risk, or that risk associated with a stock's price when a company does not meet the expectations of Wall Street analysts; damage to the price can be brutal and irrational. Our intensive due diligence on companies strives hard to measure expectational risk and we experienced few setbacks of this sort during 1996.

Pilgrim America Masters MidCap Value Fund
The following are examples of stocks in the Fund that are representative of the investment opportunities we see in the market:

[] Premark spun off its Tupperware division and we continue to own both entities.

[] Manville sold its Riverwood International subsidiary, distributed the proceeds to shareholders by way of a cash dividend and changed its name to Schuller Corporation; we continue to own Schuller.

[] Dial Corporation split into two companies, Dial and Viad, both of which we continue to hold.

[] Westinghouse will spin off its industrial operations in early 1997; we have made no decision as yet regarding disposition of the separate pieces.

[] Owens Illinois is benefiting by consolidation in the glass industry and has recently announced an acquisition in Europe.

Our strategy for stock selection during the coming year will not shift from a focus on dynamic change, lack of recognition and compelling value. It is a strategy that has few restrictions as to company type just as long as the above mentioned characteristics are in place.

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                   Pilgrim America Masters Mid Cap Value Fund

We thank you for giving us the opportunity to help you meet your investment needs.

Sincerely,

CRM Advisors, LLC

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(1)  Calculated  without  deducting  the Class A maximum  5.75% sales charge and assuming reinvestment of all dividends and distributions. Total return for the one year period ended December 31, 1996 and the average annualized total return for the period from September 1, 1995 (date of commencement of operations) to December 31, 1996, after the deduction of the maximum sales charges and assuming reinvestment of all dividends and distributions were 22.14% and 19.18%, respectively.

     Performance figures shown pertain only to Class A shares of the Fund. Total return for Class B and M shares, calculated without deducting sales charges, for the year ended December 31, 1996 was 28.66% and 28.85%, respectively. Average annualized total return, excluding the applicable sales charges, for the period from September 1, 1995 (date of commencement of operations) to December 31, 1996 was 23.65% and 23.78%, respectively.

     Total return for Class B and M shares, after deducting the maximum contingent deferred sales charge of 5.00% (Class B shares only) or the maximum sales charge of 3.50% (Class M shares only) for the year ended December 31, 1996 was 22.70% and 24.40%, respectively. Average annualized total return, after the applicable sales charges, for the period from September 1, 1995 (date of commencement of operations) to December 31, 1996 was 20.97% and 20.56%, respectively.

     Since inception, the Fund's manager has reimbursed a portion of the Fund's expenses. Without such a waiver, SEC yield and total returns would have been lower.

(2) The Russell MidCapTM and the S&P MidCap 400 indices are two broad based measures of the performance of the middle capitalization market. The Russell 2000 index is a broad based measure of the performance of the small capitalization market.

(3) Lipper Analytical Services Inc., ranked Class A shares of the Fund for total return, without deducting sales charges and assuming reinvestment of all dividends and distributions, and reflecting a partial waiver of expenses.

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                   Pilgrim America Masters Mid Cap Value Fund

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

Past performance is not indicative of future returns. Investment return and principal value of an investment will fluctuate. Shares, when redeemed may be worth more or less than their original cost.

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                  Pilgrim America Masters Large Cap Value Fund

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Portfolio Manager's Report
--------------------------------------------------------------------------------

Dear Shareholder:

It is our pleasure to share with you the results of operations for the Pilgrim America Masters LargeCap Value Fund (the "Fund") for the six months ended December 31, 1996.

For the six months, the Fund earned a net return of 8.75%(1), compared to 11.65% for the Standard and Poor's 500 Index (the "S&P"), a measure of the performance of the broad U.S. stock market. For the year ended December 31, 1996, the Fund's total return was 21.07%(1), compared to the S&P return of 22.96%.

Economic Environment and Equity Market Conditions

The year just ended has proven to be one of the best years for stock prices over the last twenty, with the S&P rising by +22.96%. When one considers that this has occurred on the heels of an even stronger 1995 (S&P was +37.58%), it is apparent that we have experienced one of the most remarkably positive periods for stock prices in the post-World War II period.

The market performed strong in 1996 because:

   1. Stocks were attractively valued relative to strong profitability;

   2. Interest rates averaged 6.7% and the long and short-rates remained stable, which was very positive for stocks

   3. There was modest economic growth of about 2.8% with low inflation; and

   4. There were no unexpected international developments that negatively impacted the financial markets.

Looking forward, we believe 1997 will be a much more difficult year for stock prices because of higher stock valuations, slower earnings growth and potentially higher interest rates. There is little room for error in 1997 and therefore, we expect a more volatile market. Interest rates will play a key role in determining the direction of stock prices with any sharp increase in rates likely to cause a decline. The steepness of such a decline is difficult to determine but it is instructive to note that the July 1996 decline was about 10% when measured from intra-day high to intra-day low. It should be noted, however, that this decline was short in duration and was quickly followed by a strong market.

Pilgrim America Masters LargeCap Value Fund

A high percentage of the Fund's performance occurred during the first part of 1996 when the more eco-

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                  Pilgrim America Masters Large Cap Value Fund

nomically sensitive areas of the market along with financial issues did well. For the year as a whole, energy, financial and basic industry issues helped the Fund participate in the rise of stock prices. The Fund's consumer and capital spending issues did well too, but modestly underperformed the S&P average for all of 1996. During the second half of 1996 the market was led by growth stocks as investors became concerned about an economic slowdown.

Ark Asset Management believes that 1997 will see continued economic growth of about 2.5% to 2.8%, inflation in the 3.0% to 3.2% range, long-rates in the 6.3% to 6.90% range and corporate profit growth of about 7%. These are middle-of-the-road assumptions and on this basis we would expect modestly rising stock-prices through 1997 which may be punctuated with occasional sharp declines due to unexpected events (e.g. a sharp increase in rates or a significant slowdown in new money earmarked for equities). This potential increase in stock prices reflects the expected growth in corporate earnings for the S&P without any improvement in valuation.

We hope to be able to take advantage of any declines to purchase those issues we find most attractive on a long term basis. To accomplish this objective, we employ different stock valuation techniques. One of the most useful strategies for stock valuation is to study the price/earnings ratio of individual stocks relative to that of the S&P. If we can determine that a stock is selling at a significant discount to the valuation of the overall market and is fundamentally attractive, we will purchase the issue.

We seek to construct portfolios that contain more relative value than the stock market as a whole. If the account is attractive on a valuation basis it will work to defend values in a down market.

Currently, we have above average exposure to certain basic industry issues such as DuPont, Eastman Chemical and Aluminum Company of America, consumer cyclical issues including Ford Motor, May Department Stores, and Sears, Roebuck, and transport issues including AMR, and CSX. We remain overweighted in communication utilities, hospital management and broadcasting and publishing issues.

We thank you for the opportunity to help you meet your investment needs.

Sincerely,

ARK ASSET MANAGEMENT COMPANY, INC.

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                  Pilgrim America Masters Large Cap Value Fund

--------------------------------------------------------------------------------

(1) Calculated without deducting the Class A maximum 5.75% sales charge and assuming reinvestment of all dividends and distributions. Total return for the one year period ended December 31, 1996 and the average annualized total return for the period from September 1, 1995 (date of commencement of operations) to December 31, 1996, after the deduction of the maximum sales charges and assuming reinvestment of all dividends and distributions were 14.06% and 16.39%, respectively.

     Performance figures shown pertain only to Class A shares of the Fund. Total return for Class B and M shares, calculated without deducting sales charges, for the year ended December 31, 1996 was 20.05% and 20.47%, respectively. Average annualized total return, excluding the applicable sales charges, for the period from September 1, 1995 (date of commencement of operations) to December 31, 1996 was 20.72% and 21.03%, respectively.

     Total return for Class B and M shares, after deducting the maximum contingent deferred sales charge of 5.00% (Class B shares only) or the maximum sales charge of 3.50% (Class M shares only) for the year ended December 31, 1996 was 15.10% and 16.24%, respectively. Average annualized total return, after the applicable sales charges, for the period from September 1, 1995 (date of commencement of operations) to December 31, 1996 was 18.01% and 17.87%, respectively.

     Since inception, the Fund's manager has reimbursed a portion of the Fund's expenses. Without such a waiver, SEC yield and total returns would have been lower.


The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

Past performance is not indicative of future returns. Investment return and principal value of an investment will fluctuate. Shares, when redeemed may be worth more or less than their original cost.

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
                                              Pilgrim America Masters Series

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STATEMENTS OF ASSETS AND LIABILITIES
December 31, 1996 (Unaudited)
-------------------------------------------------------------------------------------------------------------------------
                                                                     Asia-Pacific          MidCap            LargeCap
                                                                        Equity              Value              Value
                                                                         Fund               Fund               Fund
                                                                   ----------------  ------------------  ----------------
ASSETS:
Investments in securities at market value (Cost $56,207,367,
     $21,400,796 and $16,999,061, respectively)                    $    59,500,748   $      23,436,613   $    17,958,012

Short-term securities at amortized cost                                  1,039,812           1,715,000         1,365,000

Cash                                                                        89,469              13,067            16,791
Receivables:

     Foreign currency (Cost $577,395)                                      577,395                  --                --

     Fund shares sold                                                      451,968           1,781,925           256,657
     Dividends and interest                                                 57,657              27,006            32,891

     Due from affiliate                                                     26,339                  --             8,108

     Investment securities sold                                                 --              70,750             9,082

Prepaid expenses                                                            26,283               7,729             8,221

Deferred organization expenses                                              95,444              95,444            95,444
                                                                   ----------------  ------------------  ----------------
       Total Assets                                                     61,865,115          27,147,534        19,750,206
                                                                   ----------------  ------------------  ----------------
LIABILITIES:

Investment securities purchased                                            455,506             757,851         1,036,312

Payable for fund shares redeemed                                            60,410              32,629            50,014
Other accrued expenses and liabilities                                     130,146              14,739            25,775
                                                                   ----------------  ------------------  ----------------
       Total Liabilities                                                   646,062             805,219         1,112,101
                                                                   ----------------  ------------------  ----------------
NET ASSETS                                                         $    61,219,053   $      26,342,315   $    18,638,105
                                                                   ================  ==================  ================
Net Assets consist of:
     Paid-in capital                                               $    58,886,689   $      24,043,248   $    16,971,412
     Undistributed (overdistributed) net investment income (loss)         (241,944)            (12,387)            8,175
     Accumulated net realized gains (losses) on investments and
       foreign currency transactions                                      (708,333)            275,637           699,567
     Net unrealized appreciation of investments and other
       assets, liabilities and forward contracts denominated
       in foreign currencies                                             3,282,641           2,035,817           958,951
                                                                   ----------------  ------------------  ----------------
       Net Assets                                                  $    61,219,053   $      26,342,315   $    18,638,105
                                                                   ================  ==================  ================
Class A:
     Net assets                                                    $    25,602,824   $      10,162,720   $     6,379,814
     Shares authorized ($0.10, $1.00 and $0.00 par value,              (24,000,000          28,000,000        28,000,000
     respectively)
     Shares outstanding                                                  2,377,748             765,198           499,521
     Net asset value and redemption price per share                $         10.77   $           13.28   $         12.77
     Maximum offering price per share(1)                           $         11.43   $           14.09   $         13.55
Class B:
     Net assets                                                    $    25,560,700   $      11,554,902   $     9,044,312
     Shares authorized ($0.10, $1.00 and $0.00 par value,               24,000,000          28,000,000        28,000,000
     respectively)
     Shares outstanding                                                  2,387,953             876,033           713,290
     Net asset value, redemption and offering price per share(2)   $         10.70   $           13.19   $         12.68
Class M:
     Net assets                                                    $    10,055,529   $       4,624,693   $     3,213,979
     Shares authorized ($0.10, $1.00 and $0.00 par value,               12,000,000          14,000,000        14,000,000
     respectively)
     Shares outstanding                                                    937,458             350,847           252,661
     Net asset value and redemption price per share                $         10.73   $           13.18   $         12.72
     Maximum offering price per share(3)                           $         11.12   $           13.66   $         13.18
----------------------------
(1)   Maximum  offering  price is computed at 100/94.25 of net asset value.  On purchases of $50,000 or more, the offering price is reduced.
(2)   Redemption price per share is equal to the net asset value per share less any applicable  contingent  deferred sales charge.
(3)   Maximum  offering  price is computed at 100/96.50 of net asset value.  On purchases of $50,000 or more, the offering price is reduced.

                 See Accompanying Notes to Financial Statements

                                          Pilgrim America Masters Series

-----------------------------------------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS
For the Six Months Ended December 31, 1996 (Unaudited)
-----------------------------------------------------------------------------------------------------------------
                                                          Asia-Pacific           MidCap              LargeCap
                                                             Equity              Value                Value
                                                              Fund                Fund                 Fund
                                                         ---------------     ---------------      ---------------
Investment Income:
    Interest                                             $       53,076      $       28,216       $       21,265
    Dividends (net of foreign withholding taxes
      of $28,066, $0 and $104, respectively)                    386,116              83,454              110,714
                                                         ---------------     ---------------      ---------------
      Total investment income                                   439,192             111,670              131,979
                                                         ---------------     ---------------      ---------------
Expenses:
    Investment management fees                                  327,640              63,506               61,093
    Distribution expenses
      Class A Shares                                             27,567               5,858                5,907
      Class B Shares                                            110,504              25,231               25,862
      Class M Shares                                             31,005              11,133                8,701
    Custodian fees                                              105,947               5,560               19,968
    Transfer agent and registrar fees                            88,446               8,355               10,188
    Professional fees                                            19,240               4,187                8,322
    Registration and filing fees                                 14,787              10,130                7,097
    Recordkeeping and pricing fees                               11,575               1,496                1,571
    Miscellaneous expenses                                       10,848               1,665                3,510
    Organization expense                                          9,196               9,196                9,196
    Reports to shareholders                                       8,884               1,093                1,664
    Directors' fees                                               3,160                 705                1,571
    Insurance expense                                             2,195                 299                  229
                                                         ---------------     ---------------      ---------------
      Total expenses                                            770,994             148,414              164,879
                                                         ---------------     ---------------      ---------------
    Less:

      Waived and reimbursed fees                               (140,763)            (16,441)             (32,705)

      Earnings credits                                           (1,847)               (600)                (609)
                                                         ---------------     ---------------      ---------------
      Net expenses                                              628,384             131,373              131,565
                                                         ---------------     ---------------      ---------------
      Net investment income (loss)                             (189,192)            (19,703)                 414
                                                         ---------------     ---------------      ---------------
REALIZED AND UNREALIZED GAINS (LOSSES)
    FROM INVESTMENTS AND FOREIGN CURRENCY
    TRANSACTIONS:
    Net realized gains (losses) from:
      Investments                                              (642,348)            210,527              569,482

      Foreign currency transactions                             (18,114)
    Net change in unrealized appreciation
      (depreciation) of:
      Investments                                             3,499,231           1,637,435              778,308
      Other assets, liabilities and forward contracts

          denominated in foreign currencies                     (12,789)
                                                         ---------------     ---------------      ---------------
    Net gain from investments                                 2,825,980           1,847,962            1,347,790
                                                         ---------------     ---------------      ---------------
      Net increase in net assets
          resulting from operations                      $    2,636,788      $    1,828,259       $    1,348,204
                                                         ===============     ===============      ===============

                 See Accompanying Notes to Financial Statements

                                                  Pilgrim America Masters Series

---------------------------------------------------------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
---------------------------------------------------------------------------------------------------------------------------------

                                  Asia-Pacific Equity Fund              MidCap Value Fund               LargeCap Value Fund
                               --------------------------------  --------------------------------  ------------------------------
                                 Six Months        Ten Months      Six Months       Ten Months      Six Months      Ten Months
                                   Ended              Ended           Ended           Ended            Ended           Ended
                                December 31,        June 30,       December 31,      June 30,       December 31,     June 30,
                               1996 (Unaudited)       1996       1996 (Unaudited)      1996        1996 (Unaudited)    1996
                               ---------------- ---------------  ----------------- --------------  ---------------- -------------
Increase in net assets from operations:

Net investment income (loss)   $     (189,192) $        (3,977)  $       (19,703) $       32,309   $         414   $       8,132
Net realized gain (loss)
    from investments                 (642,348)         (46,713)          210,527          65,110         569,482         146,051
Net realized loss from foreign
    currency transactions             (18,114)         (27,170)               --              --              --              --
Net change in unrealized
    appreciation (depreciation)
    of investments                  3,499,231         (204,282)        1,637,435         398,382         778,308         180,643
Net change in unrealized
    appreciation (depreciation) of
    other investments denominated
    in foreign currency               (12,789)             481                --              --              --              --
                               --------------- ----------------  ---------------- ---------------  --------------  --------------
Net increase (decrease) in
    net assets resulting from
    operations                      2,636,788         (281,661)        1,828,259         495,801       1,348,204         334,826
                               --------------- ----------------  ---------------- ---------------  --------------  --------------
Distributions
    to shareholders:
Net investment income:

    Class A shares                         --               --                --          (4,590)           (274)         (6,203)

    Class B shares                         --               --                --          (1,500)             --            (801)

    Class M shares                         --               --                --            (711)           (140)         (1,128)
Excess of net investment income:

    Class A shares                    (30,685)          (8,287)          (16,602)             --          (7,025)         (3,494)

    Class B shares                         --             (897)           (9,771)             --              --            (451)

    Class M shares                     (1,611)            (768)          (11,821)             --            (222)           (635)
Net realized gains:

    Class A shares                         --               --                --              --              --         (11,797)

    Class B shares                         --               --                --              --              --          (1,745)

    Class M shares                                                                                                        (2,424)
Excess of realized gains:

    Class A shares                         --           (1,570)               --              --              --              --

    Class B shares                         --             (783)               --              --              --              --

    Class M shares                         --             (399)               --              --              --              --
                               --------------- ----------------  ---------------- ---------------  --------------  --------------
Total distributions                   (32,296)         (12,704)          (38,194)         (6,801)         (7,661)        (28,678)
                               --------------- ----------------  ---------------- ---------------  --------------  --------------
Capital share transactions:
Net proceeds from sale of shares   29,378,058       44,111,419        18,786,807       5,793,907      13,340,243       5,027,606
Shares resulting from dividend
    reinvestment                       30,383           11,795            36,907           6,614           7,384          26,938
Cost of shares redeemed           (13,430,041)      (1,226,688)         (514,305)        (79,680)     (1,243,890)       (199,867)
                               --------------- ----------------  ---------------- ---------------  --------------  --------------
Net increase in net assets
    resulting from capital share
    transactions                   15,978,400       42,896,526        18,309,409       5,720,841      12,103,737       4,854,677
                               --------------- ----------------  ---------------- ---------------  --------------  --------------
Net increase in net assets         18,582,892       42,602,161        20,099,474       6,209,841      13,444,280       5,160,825
                               --------------- ----------------  ---------------- ---------------  --------------  --------------
Net assets, beginning of period    42,636,161           34,000         6,242,841          33,000       5,193,825          33,000
                               --------------- ----------------  ---------------- ---------------  --------------  --------------
Net assets, end of period *    $   61,219,053  $    42,636,161   $    26,342,315  $    6,242,841   $  18,638,105    $  5,193,825
                               =============== ================  ================ ===============  ==============  ==============
*   Including undistributed
    (overdistributed) net
    investment income (loss) of:$    (241,944) $      (20,456)   $       (12,387) $       45,510   $         8,175 $       15,422
                               =============== ================  ================ ===============  ==============  ==============

                 See Accompanying Notes to Financial Statements

                                      Pilgrim America Masters Asia-Pacific Equity Fund

---------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
For a Share Outstanding Throughout Each Period
---------------------------------------------------------------------------------------------------------------------------

                                                   Class A                     Class B                     Class M
                                        --------------  -----------   -------------  ------------  ------------  ----------
                                          Six Months       Ten         Six Months       Ten        Six Months      Ten
                                            Ended         Months         Ended         Months         Ended       Months
                                          December 31,    Ended       December 31,     Ended      December 31,    Ended
                                             1996        June 30,         1996        June 30,        1996       June 30,
                                          (Unaudited)    1996 (a)      (Unaudited)    1996 (a)      (Unaudited)  1996 (a)
                                        --------------  -----------   -------------  ------------  ------------  ----------
Per Share Operating
    Performance
Net asset value, beginning of period    $      10.35     $   10.00    $     10.31    $     10.00   $     10.32   $   10.00
Income from investment
    operations:

    Net investment income (loss)               (0.01)         0.03          (0.06)         (0.01)        (0.03)         --
    Net realized and unrealized
      gain on investments and
      foreign currency transactions             0.45          0.34           0.45           0.32          0.44        0.33
                                        -------------    ----------   ------------   ------------  ------------  ----------
      Total from investment
          operations                            0.44          0.37           0.39           0.31          0.41        0.33
                                        -------------    ----------   ------------   ------------  ------------  ----------
Less distributions:

    Net investment income                       0.02            --             --             --            --          --
    In excess of net investment

      income                                      --          0.02             --             --            --        0.01

    Realized gains on investments                 --            --             --             --            --          --
                                        -------------    ----------   ------------   ------------  ------------  ----------

      Total distributions                       0.02          0.02             --             --            --        0.01
                                        -------------    ----------   ------------   ------------  ------------  ----------
Net asset value, end of period          $      10.77     $   10.35    $     10.70    $     10.31   $     10.73   $   10.32
                                        =============    ==========   ============   ============  ============  ==========
Total Return (b)                                4.23%         3.76%          3.78%         3.19%          4.00%       3.32%
Ratios/Supplemental Data
Net assets, end of period (000's)       $     25,603     $  18,371    $    25,561    $    17,789   $    10,056   $   6,476
Ratios to average net assets:
    Expenses (c)(d)(e)                          2.11%         2.00%          2.86%         2.75%          2.61%       2.50%
    Net investment income (loss) (c)(d)(e)     (0.33)%        0.33%         (1.07)%       (0.38)%        (0.83)%     (0.16)%
Portfolio turnover rate                           12%           15%            12%           15%            12%         15%

-----------------------

(a)   The Fund commenced operations on September 1, 1995.
(b)   Total return is calculated  assuming  reinvestment of all dividends and capital gain  distributions at net asset value and excluding the deduction of sales charges. Total return information for less than one year is not annualized.
(c)   Prior to the waiver and  reimbursement  of expenses  for the period  ended June 30,  1996,  the  annualized  ratios of expenses to average net assets were 3.47%,  4.10% and 3.88% and the annualized  ratios of net investment income (loss)
      to average net assets were (1.14)%, (1.73)% and (1.53)% for Class A, B and M shares, respectively.
(d)   Prior to the waiver and  reimbursement  of expenses for the period ended December 31, 1996,  the annualized  ratios of expenses to average net assets were 2.65%,  3.39% and 3.17% and the annualized  ratios of net investment income (loss)
      to average net assets were (0.86)%, (1.61)% and (1.39)% for Class A, B and M shares, respectively.
(e)   Annualized.

                 See Accompanying Notes to Financial Statements

                                          Pilgrim America Masters MidCap Value Fund

--------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
For a Share Outstanding Throughout Each Period
--------------------------------------------------------------------------------------------------------------------------

                                                   Class A                     Class B                    Class M
                                         ---------------------------  --------------------------   -----------------------
                                           Six Months       Ten        Six Months        Ten        Six Months     Ten
                                            Ended         Months          Ended        Months        Ended       Months
                                          December 31,     Ended       December 31,     Ended      December 31,   Ended
                                             1996        June 30,         1996        June 30,        1996      June 30,
                                          (Unaudited)    1996 (a)      (Unaudited)    1996 (a)     (Unaudited)  1996 (a)
                                         -------------  ------------  --------------  ----------   -----------  ----------
Per Share Operating
    Performance
Net asset value, beginning of period     $      11.99   $     10.00   $       11.94   $   10.00    $    11.93   $   10.00
Income from investment
    operations:

    Net investment income (loss)                (0.01)         0.13           (0.01)       0.07            --        0.06
    Net realized and unrealized
      gains on investments                       1.37          1.91            1.31        1.90          1.31        1.91
                                         -------------  ------------  --------------  ----------   -----------  ----------
      Total from investment
          operations                             1.36          2.04            1.30        1.97          1.31        1.97
                                         -------------  ------------  --------------  ----------   -----------  ----------
Less distributions:

    Net investment income                          --          0.05              --        0.03            --        0.04
    In excess of net investment

      income                                     0.07            --            0.05          --          0.06          --

    Realized gains on investments                  --            --              --          --            --          --
                                         -------------  ------------  --------------  ----------   -----------  ----------

      Total distributions                        0.07          0.05            0.05        0.03          0.06        0.04
                                         -------------  ------------  --------------  ----------   -----------  ----------
Net asset value, end of period           $      13.28   $     11.99   $       13.19   $   11.94    $    13.18   $   11.93
                                         =============  ============  ==============  ==========   ===========  ==========
Total Return (b)                                11.40%        20.48%          10.94%      19.80%        11.09%      19.82%
Ratios/Supplemental Data
Net assets, end of period (000's)        $     10,163   $     2,389   $      11,555   $   2,123    $    4,625   $   1,731
Ratios to average net assets:
    Expenses (c)(d)(e)                           1.75%         1.75%           2.50%       2.50%         2.25%       2.25%
    Net investment income (loss) (c)(d)(e)       0.10%         2.00%          (0.62)%      1.27%        (0.43)%      1.16%
Portfolio turnover rate                            35%           60%             35%         60%           35%         60%

-----------------------
(a)   The Fund commenced operations on September 1, 1995.
(b)   Total return is calculated  assuming  reinvestment of all dividends and capital gain  distributions at net asset value and excluding the deduction of sales charges. Total return information for less than one year is not annualized.
(c)   Prior to the waiver and  reimbursement  of expenses  for the period  ended June 30,  1996,  the  annualized  ratios of expenses to average net assets were 4.91%,  5.32% and 4.72% and the annualized  ratios of net investment income (loss)
      to average net assets were (1.17)%, (1.56)% and (1.32)% for Class A, B and M shares, respectively.
(d)   Prior to the waiver and  reimbursement  of expenses for the period ended December 31, 1996,  the annualized  ratios of expenses to average net assets were 1.93%,  2.69% and 2.35% and the annualized  ratios of net investment income (loss)
      to average net assets were (0.17)%, (0.91)% and (0.62)% for Class A, B and M shares, respectively.
(e)   Annualized.

                 See Accompanying Notes to Financial Statements

                                       Pilgrim America Masters LargeCap Value Fund

-----------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
For a Share Outstanding Throughout Each Period
-----------------------------------------------------------------------------------------------------------------------

                                                 Class A                   Class B                     Class M
                                        ------------------------   ------------------------    ------------------------
                                         Six Months     Ten         Six Months      Ten         Six Months      Ten
                                          Ended        Months        Ended        Months         Ended        Months
                                        December 31,   Ended       December 31,    Ended       December 31,    Ended
                                           1996       June 30,        1996       June 30,        1996        June 30,
                                        (Unaudited)   1996 (a)      (Unaudited)  1996 (a)       (Unaudited)  1996 (a)
                                        -----------  -----------   ------------  ----------    ------------  ----------
Per Share Operating
    Performance
Net asset value, beginning of period    $    11.77    $   10.00    $    11.71    $   10.00      $  11.73     $   10.00
Income from investment
    operations:

    Net investment income                     0.04         0.07                       0.06            --          0.06
    Net realized and unrealized
      gains on investments                    0.99         1.87          0.97         1.81          0.99          1.83
                                        -----------  -----------   -----------   ----------    ----------    ----------
      Total from investment
          operations                          1.03         1.94          0.97         1.87          0.99          1.89
                                        -----------  -----------   -----------   ----------    ----------    ----------
Less distributions:

    Net investment income                     0.03         0.07            --         0.06            --          0.06
    In excess of net investment

      income                                    --         0.01            --         0.01            --          0.01

    Realized gains on investments               --         0.09            --         0.09            --          0.09
                                        -----------  -----------   -----------   ----------    ----------    ----------

      Total distributions                     0.03         0.17            --         0.16            --          0.16
                                        -----------  -----------   -----------   ----------    ----------    ----------
Net asset value, end of period          $    12.77   $    11.77    $    12.68    $   11.71     $   12.72     $   11.73
                                        ===========  ===========   ===========   ==========    ==========    ==========
Total Return (b)                              8.75%       19.56%         8.28%       18.85%         8.46%        19.06%

Ratios/Supplemental Data
Net assets, end of period (000's)       $    6,380    $0   2,530    $    9,044    $   1,424     $   3,214     $   1,240
Ratios to average net assets:
    Expenses (c)(d)(e)                       1.75%         1.75%         2.50%        2.50%         2.25%         2.25%
    Net investment income (loss) (c)(d)(e)   0.43%         0.65%        (0.34)%      (0.25)%       (0.08)%        0.06%
Portfolio turnover rate                        40%           59%           40%          59%           40%           59%

-----------------------
(a)   The Fund commenced operations on September 1, 1995.
(b)   Total return is calculated  assuming  reinvestment  of all dividends and capital gain  distributions  at net asset value and  excluding  the  deduction  of sales  charges.  Total return  information  for less than one year is not annualized.
(c)   Prior to the waiver and  reimbursement  of expenses for the period ended June 30, 1996, the  annualized  ratios of expenses to average net assets were 5.44%,  5.79% and 5.90% and the  annualized  ratios of net  investment  income
      (loss) to average net assets were (3.04)%, (3.53)% and (3.59)% for Class A, B and M shares, respectively.
(d)   Prior to the waiver and reimbursement of expenses for the period ended December 31, 1996, the annualized ratios of expenses to average net assets were 2.21%,  3.11% and 2.73% and the  annualized  ratios of net  investment  income
      (loss) to average net assets were (0.05)%, (0.95)% and (0.57)% for Class A, B and M shares, respectively.
(e)   Annualized.

                 See Accompanying Notes to Financial Statements

                         Pilgrim America Masters Series

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS as of December 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

(1) Significant Accounting Policies

Organization. Pilgrim America Masters Series ("Masters Series") is an open-end management investment company that was organized as a Maryland Corporation in 1995 and is registered under the Investment Company Act of 1940 as amended. This Masters Series consists of three separate diversified open-end investment companies: Pilgrim America Masters Asia-Pacific Equity Fund ("Asia-Pacific Equity Fund"), Pilgrim America Masters MidCap Value Fund ("MidCap Value Fund") and Pilgrim America Masters LargeCap Value Fund ("LargeCap Value Fund"), each with its own investment objective and policies.

Each Fund offers three classes of shares, Class A, Class B and Class M. Each class represents interests in the same assets of the applicable Fund and the classes are identical except for differences in their sales charge structure and ongoing distribution fees. In addition, Class B shares, along with their prorata reinvested dividend shares, automatically convert to Class A shares approximately eight years after purchase.

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.

A. Security Valuation. Securities which are listed on the U.S. and foreign stock exchanges are valued at the last sales price on the day the securities are being valued. Debt and equity securities traded in the over-the-counter market and listed securities for which no sales were reported on that date are valued at the mean between the last reported bid and ask prices. Short-term debt securities maturing in 60 days or less are valued at amortized cost. Securities for which market quotations are not readily available are valued at fair value as determined by policies set by the Board of Directors. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by each Fund's custodian.

B. Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains or losses are reported on the basis of identified cost of securities delivered. Interest income is recorded on an accrual basis and dividend income is recorded on the ex-dividend date (except in the case of Asia-Pacific Equity Fund, for certain securities which are recorded as soon after the ex-date as the Fund becomes aware of such dividend).

C. Foreign Currency Translation. The books and records of Asia-Pacific Equity Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

         (1) Market value of investment securities, other assets and liabilities - at the exchange rates prevailing at the end of the day.
         (2)  Purchases and sales of investment securities,  income and expenses
              - at the rates of exchange prevailing on the respective dates of such transactions.

    Although the net assets and the market value of Asia-Pacific Equity Fund are presented at the foreign exchange rates at the end of the day, Asia-Pacific Equity Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S.

                         Pilgrim America Masters Series

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS as of December 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

    dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and the U.S. Government. These risks include but are not limited to re-evaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and the U.S. Government..

D. Foreign Currency Exchange Transactions. Asia-Pacific Equity Fund may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with planned purchases or sales of securities. The Fund either enters into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or uses forward foreign currency contracts to purchase or sell foreign currencies. Asia-Pacific Equity Fund may not invest more than 5% of its assets (at market value at the time of the investment) in forward foreign currency contracts. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

E. Distributions to Shareholders. The Funds record distributions to their shareholders on the ex-date. The Funds intend to make distributions on net investment income and capital gains, if any, at least annually. The amount of distributions from net investment income, and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. Key differences are the treatment of short-term capital gains, foreign currency transactions, organization costs and other temporary differences. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassifications. Distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income and/or net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in capital.

F. Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investments companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax provision is not required. In addition, by distributing during each calendar year substantially all of its net investment income and net capital gains, each Fund intends not to be subject to any federal excise tax.

G. Use of Estimates. Management of the Funds has made certain estimates and assumptions relating to the reporting of assets and liabilities to prepare these financial statements in conformity with generally accepted accounting principals. Actual results could differ from these estimates.

H. Repurchase Agreements. Each Fund may invest any portion of its assets otherwise invested in money market instruments in U.S. Government securities and concurrently enter into repurchase agreements with respect to such securities. Such repurchase agreements will be made only with government securities dealers recognized by the Board of Governors of the Federal Reserve System or with member banks of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of these repurchase agreements

                         Pilgrim America Masters Series

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS as of December 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

    is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Fund will always receive as collateral securities acceptable to it whose market value is equal to at least 100% of the amount invested by the Fund, and the Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of its custodian. If the seller defaults, a Fund might incur a loss or delay in the realization of proceeds if the value of the collateral securing the repurchase agreement declines and it might incur disposition costs in liquidating the collateral.

I. Deferred Organization Expenses. All expenses incurred in connection with the organization and registration of the Funds under the Investment Company Act of 1940 and the Securities Act of 1933 are being paid for by the Funds. The total organization expenses are being amortized by each Fund equally over a period of five years from the date of commencement of its operations.

(2)   Investment Management Fee and Other Transactions with Affiliates

Each of the Funds has entered into an Investment Management Agreement with Pilgrim America Investments, Inc. ("the Manager"), a wholly owned subsidiary of Pilgrim America Group, Inc. The investment management agreements compensate the Manager with a fee, computed daily and payable monthly, at the following annual rates: Asia-Pacific Equity Fund pays the Manager a fee at an annual rate of 1.25% of the Fund's average daily net assets; MidCap Value Fund and LargeCap
Value Fund pay the Manager a fee at an annual rate of 1.00% of each Fund's average daily net assets.

The manager has carefully selected Portfolio Managers for each of the Funds on the basis of their successful application of a well-defined, long-term investment approach over a period of several market cycles. HSBC Asset Management Americas Inc. and HSBC Asset Management Hong Kong Limited ("HSBC") serve jointly as the Portfolio Managers to Asia-Pacific Equity Fund. CRM Advisors, LLC ("CRM") serves as Portfolio Manager to MidCap Value Fund. Ark Asset Management Co., Inc. ("ARK") serves as Portfolio Manager to LargeCap Value Fund. As compensation for their services to the Funds, the Manager (and not the Fund) pays HSBC, CRM and ARK fees at annual rates of 0.50% of the average daily net assets of Asia-Pacific Equity Fund, MidCap Value Fund and LargeCap Value Fund, respectively.

The Manager is responsible for managing the day to day operations of the Masters Series.

On September 1, 1995, the Funds adopted a Plan pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plans"), whereby Pilgrim America Securities, Inc. (the "Distributor") is compensated by the Funds for expenses incurred in the distribution of each Funds' shares. Pursuant to the 12b-1 Plans, the Distributor is entitled to compensation each month for actual expenses incurred in the distribution and promotion of each Fund's shares, including the printing of prospectuses and reports used for sales purposes, expenses of preparing and printing of sales literature and other such distribution related expenses, including any distribution or service fees paid to securities dealers who have executed a distribution agreement with the Distributor.

Under the 12b-1 Plans, each class of shares of the Funds pay the Distributor at the annual rate of 0.25% of the average daily net assets of Class A, 1.00% of the average daily net assets of Class B and 0.75% of the average daily net assets of Class M.

The manager has voluntarily agreed to limit other expenses, excluding distribution fees, interest, taxes, brokerage and extraordinary expenses to 1.75%, 1.50% and 1.50% of all classes of shares of the Asia-Pacific Equity Fund, MidCap Value Fund and LargeCap Value Fund, respectively. This expense limitation will

                         Pilgrim America Masters Series

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS as of December 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

apply to each fund individually until June 30, 1997. At December 31, 1996, Asia-Pacific Equity Fund, MidCap Value Fund and LargeCap Value Fund accrued $26,399, $0 and $8,108, respectively as a reimbursement due from the manager.

(3)  Investment Transactions

For the six months ended December 31, 1996, the cost of purchases and proceeds from the sales of securities were as follows:

                                               Asia-Pacific                  MidCap                   LargeCap
                                                Equity Fund                Value Fund                Value Fund
                                                -----------                ----------                ----------

     Purchases                              $   21,413,391             $   20,252,217            $   16,518,561
     Sales                                       5,911,906                  4,207,630                 4,452,101
 (4)  Capital Shares

Transactions in capital shares and dollars were as follows:

                                      Class A Shares                 Class B Shares              Class M Shares
                               ------------------------------  ---------------------------  --------------------------
                                Six Months      Ten Months     Six Months     Ten Months     Six Months   Ten Months
                                   Ended          Ended           Ended         Ended          Ended         Ended
                                December 31,     June 30,      December 31,    June 30,     December 31,   June 30,
                                   1996            1996           1996           1996           1996         1996
                               -------------- ---------------  ------------  -------------  ------------- ------------
Asia-Pacific
     Equity Fund (Shares)
Shares sold                        1,719,730       1,839,719       780,269      1,749,194        360,804      653,491
Shares issued as reinvestment
     of dividends                      2,937             944             0            151            157           96
Shares redeemed                   (1,120,065)        (68,717)     (118,061)       (23,700)       (51,078)     (26,112)
                               -------------- ---------------  ------------  -------------  ------------- ------------
Net increase in
     shares outstanding              602,602       1,771,946       662,208      1,725,645        309,883      627,475
                               ============== ===============  ============  =============  ============= ============

Asia-Pacific
     Equity Fund ($)
Shares sold                      $17,765,849   $  19,083,997    $7,913,205    $18,231,217     $3,699,004   $6,796,205
Shares issued as reinvestment
     of dividends                     28,842           9,350             0          1,497          1,541          948
Shares redeemed                  (11,697,465)       (711,977)   (1,208,141)      (244,539)      (524,435)    (270,172)
                               -------------- ---------------  ------------  -------------  ------------- ------------
Net increase in
     shares outstanding         $  6,097,226   $  18,381,370    $6,705,064    $17,988,175     $3,176,110   $6,526,981
                               ============== ===============  ============  =============  ============= ============

MidCap Value Fund (Shares)
Shares sold                          590,235         201,649       706,554        178,110        212,161      145,744
Shares issued as reinvestment
     of dividends                      1,388             443           835            137          1,014           56
Shares redeemed                      (25,639)         (5,978)       (9,246)          (457)        (7,390)        (838)
                               -------------- ---------------  ------------  -------------  ------------- ------------
Net increase in
     shares outstanding              565,984         196,114       698,143        177,790        205,785      144,962
                               ============== ===============  ============  =============  ============= ============

                                            Pilgrim America Masters Series

----------------------------------------------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS as of December 31, 1996 (Unaudited)
----------------------------------------------------------------------------------------------------------------------
                                      Class A Shares                 Class B Shares              Class M Shares
                               ------------------------------  ---------------------------  --------------------------
                                Six Months      Ten Months     Six Months     Ten Months     Six Months   Ten Months
                                   Ended          Ended           Ended         Ended          Ended         Ended
                                December 31,     June 30,      December 31,    June 30,     December 31,   June 30,
                                   1996            1996           1996           1996           1996         1996
                               -------------- ---------------  ------------  -------------  ------------- ------------
MidCap Value Fund ($)
Shares sold                     $  7,407,460     $ 2,157,665    $  8,786,440   $ 1,976,175     $2,592,907    $1,660,067

Shares issued as reinvestment
     of dividends                     15,865           4,608           9,515         1,428         11,527           578
 Shares redeemed                    (311,437)        (65,602)       (113,641)       (4,699)       (89,227)       (9,379)
                               -------------- ---------------  -------------- -------------   ------------  ------------
Net increase in shares
     outstanding                $  7,111,888     $ 2,096,671    $  8,682,314   $ 1,972,904    $ 2,515,207    $1,651,266
                               ============== ===============  ============== =============   ============  ============

LargeCap Value Fund (Shares)
Shares Sold                          359,683         217,003         596,101       130,422        160,248       106,606
Shares issued as reinvestment
     of dividends                        622           1,977               0           279             30           270
Shares redeemed                      (75,757)         (7,107)         (4,482)       (9,130)       (13,313)       (1,280)
                               -------------- ---------------  -------------- -------------   ------------  ------------
Net increase in
     shares outstanding              284,548         211,873         591,619       121,571        146,965       105,596
                               ============== ===============  ============== =============   ============  ============

LargeCap Value Fund ($)
Shares sold                     $  4,289,980     $ 2,326,399   $  7,156,461    $ 1,501,267    $ 1,893,802    $1,199,940

Shares issued as reinvestment
     of dividends                      7,041          21,090               0         2,970            343         2,878
Shares redeemed                     (947,506)        (81,933)       (130,920)     (103,183)      (165,464)      (14,751)
                               -------------- ---------------  -------------- -------------   ------------  ------------
Net increase in
     shares outstanding         $  3,349,515     $ 2,265,556    $  7,025,541   $ 1,401,054    $ 1,728,681    $1,188,067
                               ============== ===============  ============== =============   ============  ============

 (5)   Custodial Agreement

Investors Fiduciary Trust Company (IFTC) serves as the Funds' custodian and recordkeeper. Custody fees paid to IFTC are reduced by an earnings credit based on the cash balances held by IFTC for each of the Funds. For the six months ended December 31, 1996, Asia-Pacific Equity Fund, MidCap Value Fund and
LargeCap Value Fund received earnings credits of $1,847, $600 and $609, respectively.

                                   Pilgrim America Masters Asia-Pacific Equity Fund

---------------------------------------------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
As of December 31, 1996 (Unaudited)
---------------------------------------------------------------------------------------------------------------------

                                                     COMMON STOCKS: 94.5%
                                                                                                              Market
          Shares                                                                                               Value
          ------                                                                                               -----
                             HONG KONG:  37.9%
                             Banks:  0.6%
         780,000             FPB Bank Holding Company, Ltd.                                           $      350,443
                                                                                                     ----------------

                             Commercial & Industrial:  8.5%
         165,000             Citic Pacific, Ltd.                                                             957,851
         353,000             Hutchison Whampoa, Ltd.                                                       2,772,610
       1,100,000 (a)         KPI Company, Ltd.                                                               155,019
         139,000             Swire Pacific, Ltd.                                                           1,325,393
                                                                                                     ----------------
                                                                                                           5,210,873
                                                                                                     ----------------
                             Diversified Holding Company:  0.8%
         400,000             Cosco Pacific                                                                   465,447
                                                                                                     ----------------

                             Financial:  5.5%
         208,080             Bank of East Asia                                                               925,458
         220,000             Dao Heng Bank Group, Ltd.                                                     1,055,272
         120,000             Liu Chong Hing Bank                                                             200,142
         250,000             Union Bank of Hong Kong                                                         315,146
         200,000             Wing Hang Bank, Ltd.                                                            907,622
                                                                                                     ----------------
                                                                                                           3,403,640
                                                                                                     ----------------
                             Food Distributor:  0.9%
         600,000             Ng Fung Hong Ltd.                                                               539,143
                                                                                                     ----------------

                             Manufacturing:  1.0%
         175,000 (a)         Shanghai Industrial Holding                                                     638,050
                                                                                                     ----------------

                             Properties:  15.8%
         273,000             Cheung Kong Holdings, Ltd.                                                    2,426,628
         170,000             China Resources Enterprises                                                     382,442
          70,000             Great Eagle Holdings, Ltd.                                                      288,706
         230,000             Henderson Investment, Ltd.                                                      275,066
         170,000             Hysan Development Co., Ltd.                                                     676,967
         240,000             New World Development Co., Ltd.                                               1,621,307
         220,000             Sun Hung Kai Properties, Ltd.                                                 2,695,068
         260,000             Wharf Holdings, Ltd.                                                          1,297,563
                                                                                                     ----------------
                                                                                                           9,663,747
                                                                                                     ----------------
                             Real Estate & Financial Services:  0.7%
         300,000             Lai Sun Development Co., Ltd.                                                   453,811
                                                                                                     ----------------

                             Retail Clothing:  0.6%
       1,150,000             First Sign International Holding                                                367,994
                                                                                                     ----------------
                                    See Accompanying Notes to Financial Statements
                                                          26

                                  Pilgrim America Masters Asia-Pacific Equity Fund

---------------------------------------------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS (Continued)
As of December 31, 1996 (Unaudited)
---------------------------------------------------------------------------------------------------------------------

                                                                                                              Market
          Shares                                                                                               Value
          ------                                                                                               -----
                             Utilities:  3.5%
          83,000             China Light & Power Co., Ltd.                                            $      369,151
         165,000             Hong Kong Electric Holdings, Ltd.                                               548,258
         750,000             Hong Kong Telecommunications, Ltd.                                            1,207,253
                                                                                                     ----------------
                                                                                                           2,124,662
                                                                                                     ----------------
                                          Total Hong Kong Common Stocks                                   23,217,810
                                                                                                     ----------------
                             INDONESIA:  7.7%
                             Banks:  1.3%
         784,000             PT Lippo Bank                                                                   763,421
                                                                                                     ----------------

                             Building Products:  0.1%
          20,000             PT Semen Cibinong                                                                56,308
                                                                                                     ----------------

                             Manufacturing:  3.5%
         317,000             PT Indofood Sukses Makmur                                                       630,779
         880,000             PT Telekommunikasi Indonesia - Class B                                        1,518,205
                                                                                                     ----------------
                                                                                                           2,148,984
                                                                                                     ----------------
                             Real Estate:  0.4%
         232,000             PT Kawasan Industries                                                           270,110
                                                                                                     ----------------

                             Tobacco Products:  1.4%
         125,000             PT Gudang Garam                                                                 539,797
          56,000 (a)         PT Hanjaya Mandala Sampoerna                                                    298,730
                                                                                                     ----------------
                                                                                                             838,527
                                                                                                     ----------------
                             Transportation:  1.0%
         197,000             PT Semem Gresik                                                                 633,870
                                                                                                     ----------------
                                          Total Indonesia Common Stocks                                    4,711,220
                                                                                                     ----------------
                             MALAYSIA:  21.0%
                             Commercial & Industrial:  12.5%
         134,000             Genting Berhad                                                                  923,223
         313,000             Leader Universal Holding                                                        656,860
         380,000             Magnum Corporation Berhad                                                       737,280
          85,000             Petronas Gas Berhad                                                             353,395
         673,000             Renong Berhad                                                                 1,193,839
         290,000             Sime Darby Berhad                                                             1,142,546
         216,000             Telekom Malaysia Berhad                                                       1,924,371
         150,000             Tenaga Nasional Berhad                                                          718,670
                                                                                                     ----------------
                                                                                                           7,650,184
                                                                                                     ----------------
                                    See Accompanying Notes to Financial Statements
                                                          27

                                   Pilgrim America Masters Asia-Pacific Equity Fund

---------------------------------------------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS (Continued)
As of December 31, 1996 (Unaudited)
---------------------------------------------------------------------------------------------------------------------

                                                                                                              Market
          Shares                                                                                               Value
          ------                                                                                               -----
                             Financial:  5.9%
          90,000             Affin Holdings Berhad                                                    $      247,674
         250,000             DCB Holdings Berhad                                                             856,266
         195,000             MBF Capital Berhad                                                              316,571
         195,000             Malayan Banking Berhad                                                        2,161,948
                                                                                                     ----------------
                                                                                                           3,582,459
                                                                                                     ----------------
                             Properties:  2.6%
         129,000             Land & General Holdings Berhad                                                  309,028
         144,000 (a)         United Engineers Malaysia                                                     1,300,020
                                                                                                     ----------------
                                                                                                           1,609,048
                                                                                                     ----------------
                                          Total Malaysia Common Stocks                                    12,841,691
                                                                                                     ----------------
                             PHILIPPINES:  3.9%
                             Building Products:  0.5%
       2,714,000 (a)         Southeast Asia Cement HL                                                        314,742
                                                                                                     ----------------

                             Communications:  0.8%
          10,000             Philippine Long Distance Telephone Co., ADR                                     510,000
                                                                                                     ----------------

                             Home Building:  0.5%
         575,000             C & P Homes, Inc.                                                               295,152
                                                                                                     ----------------

                             Miscellaneous:  0.5%
          38,000 (a)         Benpres Holdings GDR                                                            285,000
                                                                                                     ----------------

                             Real Estate:  1.1%
       2,472,000             SM Prime Holdings, Inc.                                                         639,148
                                                                                                     ----------------

                             Utilities:  0.5%
          40,000             Manila Electric Co. - Class B                                                   326,996
                                                                                                     ----------------
                                          Total Philippines Common Stocks                                  2,371,038
                                                                                                     ----------------
                             SINGAPORE:  11.5%
                             Commercial & Industrial:  2.3%
         148,000             Keppel Corp., Ltd.                                                            1,152,697
          61,000             Van Der Horst.                                                                  254,984
                                                                                                     ----------------
                                                                                                           1,407,681
                                                                                                     ----------------
                             Financial:  3.8%
          95,000             Overseas-Chinese Bank                                                         1,181,136
          34,000             Overseas Union Bank                                                             262,380
          80,000             United Overseas Bank                                                            891,747
                                                                                                     ----------------
                                                                                                           2,335,263
                                                                                                     ----------------
                                    See Accompanying Notes to Financial Statements
                                                          28

                                  Pilgrim America Masters Asia-Pacific Equity Fund

---------------------------------------------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS (Continued)
As of December 31, 1996 (Unaudited)
---------------------------------------------------------------------------------------------------------------------
                                                                                                              Market
          Shares                                                                                               Value
          ------                                                                                               -----
                             Food and Beverage:  0.4%
          26,400             Fraser & Neave, Ltd.                                                     $      271,640
                                                                                                     ----------------

                             Properties:  2.2%
          70,000 (a)         City Developments, Ltd.                                                         630,225
          80,000             Singapore Land, Ltd.                                                            443,015
         100,000             Wing Tai Holdings                                                               285,816
                                                                                                     ----------------
                                                                                                           1,359,056
                                                                                                     ----------------
                             Publishing:  1.3%
          40,000             Singapore Press Holdings, Ltd.                                                  788,853
                                                                                                     ----------------

                             Transportation:  1.5%
          99,000             Singapore Airlines, Ltd.                                                        898,392
                                                                                                     ----------------
                                          Total Singapore Common Stocks                                    7,060,885
                                                                                                     ----------------
                             SOUTH KOREA:  3.4%
                             Banks:  0.7%
          19,660 (a)         Cho Hung Bank                                                                   153,557
          18,000             Kook Min Bank                                                                   286,615
                                                                                                     ----------------
                                                                                                             440,172
                                                                                                     ----------------
                             Construction:  0.1%
           1,632 (a)         Dong Ah Construction                                                             34,764
           2,230 (a)         Dong Ah Construction, EDR                                                        23,861
                                                                                                     ----------------
                                                                                                              58,625
                                                                                                     ----------------
                             Electrical Equipment:  0.5%
           4,550             LG Information & Communication                                                  290,769
                                                                                                     ----------------

                             Manufacturing/Electronic:  0.5%
           1,600             Samsung Display Devices                                                          91,456
             323 (a)         Samsung Elect N-1                                                                16,590
           1,072             Samsung Electronics Co.                                                          57,723
           1,000             Sungmi Telecom Electronics                                                      149,112
                                                                                                     ----------------
                                                                                                             314,881
                                                                                                     ----------------
                             Metals and Minerals:  0.5%
           2,550             Pohang Iron & Steel Col, Ltd., ADR                                               51,638
           3,320             Samchully Co.                                                                   231,811
                                                                                                     ----------------
                                                                                                             283,449
                                                                                                     ----------------
                             Oil & Gas:  0.2%
           2,200             Daehan City Gas Co.                                                             158,817
                                                                                                     ----------------
                                    See Accompanying Notes to Financial Statements
                                                          29

                                  Pilgrim America Masters Asia-Pacific Equity Fund

---------------------------------------------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS (Continued)
As of December 31, 1996 (Unaudited)
---------------------------------------------------------------------------------------------------------------------

                                                                                                              Market
          Shares                                                                                               Value
          ------                                                                                               -----
                             Utilities-Electric:  0.9%
          15,000             Korea Electric Power                                                     $      436,686
           5,805             Korea Electric Power Corp., ADR                                                 119,003
                                                                                                     ----------------
                                                                                                             555,689
                                                                                                     ----------------
                                          Total South Korea Common Stocks                                  2,102,402
                                                                                                     ----------------
                             TAIWAN:  2.8%
                             Building Products:  0.5%
          15,000 (a)         Asia Cement Corp.                                                               267,938
                                                                                                     ----------------

                             Computer Systems/Software:  0.3%
          14,047 (a)         Macronix International Co., Ltd, ADR                                            187,885
                                                                                                     ----------------

                             Electrical Equipment:  0.2%
          13,500 (a)         Yageo Corp.                                                                     131,625
                                                                                                     ----------------

                             Marine:  0.4%
          13,000 (a)         Evergreen Marine Corp.                                                          258,375
                                                                                                     ----------------

                             Steel:  1.1%
          33,640 (a)         China Steel Corp., GDR                                                          670,277
                                                                                                     ----------------

                             Technology:  0.3%
          10,320 (a)         Lite-On Technology Corp.                                                        176,162
                                                                                                     ----------------
                                          Total Taiwan Common Stocks                                       1,692,262
                                                                                                     ----------------
                             THAILAND:  6.3%
                             Banks:  3.7%
         110,000             Bangkok Bank Public Co., Ltd.                                                 1,063,382
          28,500             Siam Commercial Bank Public Co., Ltd.                                           206,634
         155,000             Thai Farmers Bank Public Co., Ltd.                                              966,711
                                                                                                     ----------------
                                                                                                           2,236,727
                                                                                                     ----------------
                             Communications:  0.4%
          28,000             Advanced Information Services PCL                                               237,936
                                                                                                     ----------------

                             Construction:  0.3%
           6,700             Siam Cement Public Co., Ltd.                                                    209,979
                                                                                                     ----------------

                             Insurance:  0.2%
          40,000             Phatra Thanakit Public Co., Ltd.                                                113,822
                                                                                                     ----------------
                                    See Accompanying Notes to Financial Statements
                                                          30

                                  Pilgrim America Masters Asia-Pacific Equity Fund

---------------------------------------------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS (Continued)
As of December 31, 1996 (Unaudited)
---------------------------------------------------------------------------------------------------------------------

                                                                                                              Market
          Shares                                                                                               Value
          ------                                                                                               -----
                             Mining:  0.8%
          25,000             Banpu Public Co., Ltd.                                                   $      463,865
                                                                                                     ----------------

                             Oil & Gas:  0.9%
          40,000             PTT Exploration & Production                                                    576,908
                                                                                                     ----------------
                                          Total Thailand Common Stocks                                     3,839,237
                                                                                                     ----------------
                                          Total Common Stocks (Cost $54,629,037)                          57,836,545
                                                                                                     ----------------
                                                        WARRANTS: 0.0%
                             HONG KONG:  0.0%
           4,500 (a)         Hysan Development Co., Ltd.                                                       4,073
         220,000 (a)         KPI Company, Ltd                                                                 10,240
                                                                                                     ----------------
                                                                                                              14,313
                                                                                                     ----------------
                             THAILAND:  0.0%
          13,375 (a)         Thai Farmers Bank Public Co., Ltd.                                               12,643
                                                                                                     ----------------
                                Total Warrants (Cost $13,211)                                                 26,956
                                                                                                     ----------------
                                                   CONVERTIBLE BONDS: 2.7%
                   Principal
          Amount
                             TAIWAN:  2.7%
                             Marine:  2.0%
         500,000 (a)         Far East Department Stores, 3.00% due July 2001                                 527,500
         250,000 (a)         President Enterprises Co., 0.00% due July 2001                                  376,875
         300,000             Yangming Marine, 2.00% due October 2001                                         342,000
                                                                                                     ----------------
                                                                                                           1,246,375
                                                                                                     ----------------
                             Industrial:  0.7%
         240,000             Nan Ya Plastic Corp., 1.75% due July 2001                                       273,600
         105,000             Yageo Corp., 1.25% due July 2003                                                117,272
                                                                                                     ----------------
                                                                                                             390,872
                                                                                                     ----------------
                                          Total Convertible Bonds (Cost $1,565,119)                        1,637,247
                                                                                                     ----------------
                                          Total Long-Term Investments (Cost $56,207,367)                  59,500,748
                                                                                                     ----------------
                                                 SHORT-TERM INVESTMENTS: 1.7%
                             Commercial Paper:  1.7%
       1,040,000             Merrill Lynch Commercial Paper, 6.50% due 01/02/97                            1,039,812
                                                                                                     ----------------
                                          Total Short-Term Investments (Cost $1,039,812)                   1,039,812
                                                                                                     ----------------

                             Total Investments (Cost $57,247,179)*                          98.9%         60,540,560
                             Cash and Other Assets in Excess of Liabilities-Net              1.1%            678,493
                                                                                        ----------   ----------------
                                          Total Net Assets                                 100.0%       $ 61,219,053
                                                                                        ==========   ================
                                    See Accompanying Notes to Financial Statements
                                                          31

                                  Pilgrim America Masters Asia-Pacific Equity Fund

---------------------------------------------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS (Continued)
As of December 31, 1996 (Unaudited)
---------------------------------------------------------------------------------------------------------------------

(a) Non-income producing security
    ADR - American Depository Receipt
    EDR - European Depository Receipt
    GDR - Global Depository Receipt
*   Cost for federal income tax purposes is the same as for financial statements.  Net unrealized appreciation appreciation consists of:
                             Gross Unrealized Appreciation                                              $  7,478,238
                             Gross Unrealized Depreciation                                                (4,193,857)
                                                                                                     ----------------
                                Net Unrealized Appreciation                                             $  3,284,381
                                                                                                     ================


The Asia-Pacific Equity Fund had the following outstanding forward foreign currency exchange contracts as of December 31, 1996:

                  Settlement               Currency              Currency
                    Date                  to Receive            to Deliver
                    ----                  ----------            ----------

                   1/6/97                   204,824              $146,670
                                        Singapore dollars       U.S. dollars


                   1/9/97                   397,200               $157,307
                                        Malaysian ringgits       U.S. dollars

Net unrealized depreciation of $345 on these contracts at December 31, 1996, is included in the accompanying financial statements.

                 See Accompanying Notes to Financial Statements

                                       Pilgrim America Masters MidCap Value Fund

----------------------------------------------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
As of December 31, 1996 (Unaudited)
----------------------------------------------------------------------------------------------------------------------

                                                     COMMON STOCKS: 88.8%
                                                                                                               Market
           Shares                                                                                               Value
           ------                                                                                               -----
                             Automotive:  4.9%
           15,000            Lucasvarity PLC, ADR                                                     $       570,000
           44,000 (a)        Mascotech, Inc.                                                                  720,500
                                                                                                    ------------------
                                                                                                            1,290,500
                                                                                                    ------------------
                             Banks:  2.1%
           18,000            John Hancock Bank & Thrift Opportunity Fund                                      553,500
                                                                                                    ------------------

                             Broadcasting:  4.0%
           45,000            Comcast Corp., Class A                                                           801,563
            9,000 (a)        Young Broadcasting Corp. Class A                                                 263,250
                                                                                                    ------------------
                                                                                                            1,064,813
                                                                                                    ------------------
                             Building Products:  4.1%
           12,000            Masco Corp.                                                                      432,000
           60,000            Schuller Corp.                                                                   637,500
                                                                                                    ------------------
                                                                                                            1,069,500
                                                                                                    ------------------
                             Capital Goods:  3.0%
           40,000            Westinghouse Electric Corp.                                                      795,000
                                                                                                    ------------------

                             Chemicals:  6.0%
           13,000 (a)        Great Lakes Chemical                                                             607,750
           22,000            Mallinckrodt, Inc.                                                               970,750
                                                                                                    ------------------
                                                                                                            1,578,500
                                                                                                    ------------------
                             Chemicals-Diversified:  1.1%
            7,000 (a)        Millipore Corp.                                                                  289,625
                                                                                                    ------------------

                             Commercial & Industrial:  3.0%
           36,000            Dial Corp.                                                                       531,000
           15,000            Viad Corp.                                                                       247,500
                                                                                                    ------------------
                                                                                                              778,500
                                                                                                    ------------------
                             Computer Software & Services:  1.8%
            8,000            Reynolds & Reynolds                                                              208,000
            8,500 (a)        Sterling Software, Inc.                                                          268,812
                                                                                                    ------------------
                                                                                                              476,812
                                                                                                    ------------------
                             Computer Systems:  2.8%
           30,000 (a)        Gulfstream Aerospace Corp.                                                       727,500
                                                                                                    ------------------

                             Defense:  0.8%
           10,000            Tracor, Inc.                                                                     212,500
                                                                                                    ------------------
                                    See Accompanying Notes to Financial Statements
                                                          33

                                      Pilgrim America Masters MidCap Value Fund

----------------------------------------------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS (Continued)
As of December 31, 1996 (Unaudited)
----------------------------------------------------------------------------------------------------------------------

                                                                                                               Market
           Shares                                                                                               Value
           ------                                                                                               -----
                             Diversified Holding Company:  1.8%
           14,000 (a)        U.S. Industries, Inc.                                                    $       481,250
                                                                                                    ------------------

                             Electrical Equipment:  7.9%
           10,000            National Service Industries, Inc.                                                373,750
           12,000            Raychem Corp.                                                                    961,500
           20,000 (a)        Ucar International, Inc.                                                         752,500
                                                                                                    ------------------
                                                                                                            2,087,750
                                                                                                    ------------------
                             Financial:  1.1%
           12,000            Glendale Federal Bank                                                            279,000
                                                                                                    ------------------

                             Food Stores:  3.2%
           24,100 (a)        Meyer (Fred), Inc.                                                               855,550
                                                                                                    ------------------

                             Home Building:  1.0%
           18,000 (a)        Walter Industries, Inc.                                                          254,250
                                                                                                    ------------------

                             Home Products:  0.7%
           13,000            Furniture Brands International, Inc.                                             182,000
                                                                                                    ------------------

                             Housewares:  4.3%
           15,000            Premark International, Inc.                                                      333,750
           15,100            Tupperware Corp.                                                                 809,738
                                                                                                    ------------------
                                                                                                            1,143,488
                                                                                                    ------------------
                             Industrial:  1.5%
           15,000 (a)        Stanley Works                                                                    405,000
                                                                                                    ------------------

                             Manufacturing/Electronic:  4.1%
           14,000 (a)        Corning, Inc.                                                                    647,500
           22,500            Elsag Bailey Process Auto                                                        421,875
                                                                                                    ------------------
                                                                                                            1,069,375
                                                                                                    ------------------
                             Medical:  2.1%
           13,000 (a)        Allergan, Inc.                                                                   463,125
            4,400            Choice Hotels Corp.                                                               77,550
              900            Manor Care, Inc.                                                                  24,300
                                                                                                    ------------------
                                                                                                              564,975
                                                                                                    ------------------
                             Metals & Minerals:  1.2%
           12,000            Schnitzer Steel Industries                                                       307,500
                                                                                                    ------------------
                                    See Accompanying Notes to Financial Statements
                                                          34

                                      Pilgrim America Masters MidCap Value Fund

----------------------------------------------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS (Continued)
As of December 31, 1996 (Unaudited)
----------------------------------------------------------------------------------------------------------------------

                                                                                                               Market
           Shares                                                                                               Value
           ------                                                                                               -----
                             Miscellaneous:  2.3%
           27,500            Trizec Hahn Corp.                                                        $       605,000
                                                                                                    ------------------

                             Oil & Gas:  9.1%
           14,000 (a)        Amerada Hess Corp.                                                               810,250
           14,000 (a)        Coastal Corp.                                                                    684,250
           18,000            Forest Oil corp.                                                                 317,250
           20,000            Valero Energy Corp.                                                              572,500
                                                                                                    ------------------
                                                                                                            2,384,250
                                                                                                    ------------------
                             Packaging Products:  4.8%
           17,900            Ball Corp.                                                                       465,400
           35,000            Owens-Illinois, Inc.                                                             796,250
                                                                                                    ------------------
                                                                                                            1,261,650
                                                                                                    ------------------
                             Paper and Forest Products:  2.1%
           20,000            Fort Howard Corp.                                                                553,750
                                                                                                    ------------------

                             Real Estate & Financial Services:  2.8%
           20,000            Insignia Financial Group, Inc.                                                   450,000
           15,000            RFS Hotel Investors, Inc.                                                        296,250
                                                                                                    ------------------
                                                                                                              746,250
                                                                                                    ------------------
                             Retail:  1.8%
           45,000 (a)        Kmart Corp.                                                                      466,875
                                                                                                    ------------------

                             Technology:  1.9%
            6,000 (a)        Johnson Controls, Inc.                                                           497,250
                                                                                                    ------------------

                             Utilities-Gas Transmission:  1.5%
           12,000 (a)        Peoples Energy Corp.                                                             406,500
                                                                                                    ------------------
                                Total Common Stocks (Cost $21,382,796)                                     23,388,413
                                                                                                    ------------------
                                                        WARRANTS: 0.2%
                             Machinery & Equipment:  0.2%
            2,000 (a)        Terex Warrants                                                                    48,200
                                                                                                    ------------------
                                Total Warrants (Cost $18,000)                                                  48,200
                                                                                                    ------------------
                                Total Long-Term Investments (Cost $21,400,795)                             23,436,613
                                                                                                    ------------------
                                    See Accompanying Notes to Financial Statements
                                                          35

                                      Pilgrim America Masters MidCap Value Fund

----------------------------------------------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS (Continued)
As of December 31, 1996 (Unaudited)
----------------------------------------------------------------------------------------------------------------------

                                                 SHORT-TERM INVESTMENTS: 6.5%
        Principal
           Amount                                                                                               Value
           ------                                                                                               -----
                             Repurchase Agreements:  6.5%
       $1,715,000            Merrill Lynch Repurchase Agreement, 5.75% due 01/02/97
                             (Collateralized by $1,755,955 U.S. Treasury Bonds, 6.625%
                             due 07/31/01)                                                             $    1,715,000
                                                                                                    ------------------
                                Total Short-Term Investments (Cost $1,715,000)                              1,715,000
                                                                                                    ------------------
                             Total Investments (Cost $23,115,796)*                          95.5%          25,151,613
                             Cash and Other Assets in Excess of Liabilities-Net              4.5%           1,190,702
                                                                                       -----------  ------------------
                                Total Net Assets                                           100.0%       $  26,342,315
                                                                                       ===========  ==================

--------------------------------
(a) Non-income producing security
 *  Cost for federal income tax purposes is the same as for financial statement purposes.  Net unrealized appreciation consists of:
                  Gross Unrealized Appreciation                                                        $    2,357,276
                  Gross Unrealized Depreciation                                                              (321,459)
                                                                                                    ------------------
                             Net Unrealized Appreciation                                               $    2,035,817
                                                                                                    ==================
                                    See Accompanying Notes to Financial Statements
                                                          36

                                      Pilgrim America Masters LargeCap Value Fund

-------------------------------------------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
As of December 31, 1996 (Unaudited)
-------------------------------------------------------------------------------------------------------------------

                                                COMMON STOCKS: 96.4%
                                                                                                            Market
           Shares                                                                                            Value
           ------                                                                                            -----
                              Automotive:  3.6%
           13,400             Ford Motor Co.                                                        $      427,125
            4,000             General Motors Corp.                                                         223,000
                                                                                                   ----------------
                                                                                                           650,125
                                                                                                   ----------------
                              Banks:  1.9%
            1,500             Chase Manhattan Corp.                                                        133,875
            4,100             First Chicago NBD                                                            220,375
                                                                                                   ----------------
                                                                                                           354,250
                                                                                                   ----------------
                              Broadcasting:  2.7%
           25,400             Tele-Communications, Inc.                                                    331,788
            8,900             U.S. West Media Group                                                        164,650
                                                                                                   ----------------
                                                                                                           496,438
                                                                                                   ----------------
                              Building Products:  3.4%
            9,200             GTE Corp.                                                                    418,600
            5,800             Masco Corp.                                                                  208,800
                                                                                                   ----------------
                                                                                                           627,400
                                                                                                   ----------------
                              Chemicals:  3.2%
            3,600             DuPont, (E.I.) DeNemours & Co.                                               339,750
            3,800             Hercules, Inc.                                                               164,350
            2,400             Union Carbide Corp. Holding Co.                                               98,100
                                                                                                   ----------------
                                                                                                           602,200
                                                                                                   ----------------
                              Chemicals-Diversified:  2.2%
            4,600             Eastman Chemical Co.                                                         254,150
            2,900             PPG Industries, Inc.                                                         162,762
                                                                                                   ----------------
                                                                                                           416,912
                                                                                                   ----------------
                              Communications:  5.5%
           20,200             AT&T Corp.                                                                   878,700
            3,600             Sprint Corp.                                                                 143,550
                                                                                                   ----------------
                                                                                                         1,022,250
                                                                                                   ----------------
                              Computer Systems:  1.5%
            7,900             Digital Equipment                                                            287,362
                                                                                                   ----------------

                              Construction:  1.0%
            2,900             Fluor Corp.                                                                  181,975
                                                                                                   ----------------

                              Consumer Products:  1.7%
            3,900             Anheuser Busch Co.                                                           156,000
            1,900             Eastman Kodak Co.                                                            152,475
                                                                                                   ----------------
                                                                                                           308,475
                                                                                                   ----------------
                              Defense:  1.0%
            3,700             Raytheon Co.                                                                 178,063
                                                                                                   ----------------
                                    See Accompanying Notes to Financial Statements
                                                          37

                                   Pilgrim America Masters LargeCap Value Fund

-------------------------------------------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS (Continued)
As of December 31, 1996 (Unaudited)
-------------------------------------------------------------------------------------------------------------------

                                                                                                            Market
           Shares                                                                                            Value
           ------                                                                                            -----
                              Drugs:  4.1%
            2,700             Bristol Myers Squibb Co.                                              $      293,625
            1,600             Georgia Pacific Corp.                                                        115,200
            9,000             Pharmacia & Upjohn, Inc.                                                     356,625
                                                                                                   ----------------
                                                                                                           765,450
                                                                                                   ----------------
                              Electrical Equipment:  1.6%
            7,600             Amp, Inc.                                                                    291,650
                                                                                                   ----------------

                              Entertainment:  1.5%
            7,700             Time Warner, Inc.                                                            288,750
                                                                                                   ----------------

                              Financial:  2.2%
            6,200             Dean Witter Discover & Co.                                                   410,750
                                                                                                   ----------------

                              Foods:  1.7%
            9,925             Archer-Daniels-Midland                                                       218,350
            1,200             CPC International, Inc.                                                       93,000
                                                                                                   ----------------
                                                                                                           311,350
                                                                                                   ----------------
                              Healthcare:  2.3%
           10,600             Humana, Inc.                                                                 202,725
            5,100             United Healthcare Corp.                                                      229,500
                                                                                                   ----------------
                                                                                                           432,225
                                                                                                   ----------------
                              Hospitals:  2.7%
           12,450             Columbia/HCA Healthcare Corp.                                                507,337
                                                                                                   ----------------

                              Hotels:  1.4%
            6,000             ITT Corp.                                                                    260,250
                                                                                                   ----------------

                              Insurance:  9.9%
            6,200             Aetna Life & Casualty Co.                                                    496,000
            7,200             Allstate Corp.                                                               416,700
            1,100             American International Group, Inc.                                           119,075
            8,400             Chubb Corp.                                                                  451,500
            2,300             General Re Corp.                                                             362,825
                                                                                                   ----------------
                                                                                                         1,846,100
                                                                                                   ----------------
                              Insurance Life:  0.9%
            2,200             Unum Corp.                                                                   158,950
                                                                                                   ----------------

                              Manufacturing:  0.8%
            2,300             AlliedSignal, Inc.                                                           154,100
                                                                                                   ----------------

                              Medical Equipment:  0.4%
            1,600             Becton Dickinson & Co.                                                        69,400
                                                                                                   ----------------
                                    See Accompanying Notes to Financial Statements
                                                          38

                                   Pilgrim America Masters LargeCap Value Fund

-------------------------------------------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS (Continued)
As of December 31, 1996 (Unaudited)
-------------------------------------------------------------------------------------------------------------------

                                                                                                            Market
           Shares                                                                                            Value
           ------                                                                                            -----
                              Metals & Minerals:  1.3%
            2,900             Aluminum Company of America                                           $      184,875
            4,900             LTV Corp.                                                                     58,188
                                                                                                   ----------------
                                                                                                           243,063
                                                                                                   ----------------
                              Mines & Minerals:  1.7%
            7,100             Newmont Mining Corp.                                                         317,725
                                                                                                   ----------------

                              Miscellaneous:  1.5%
            3,000             Loews Corp.                                                                  282,750
                                                                                                   ----------------

                              Office Equipment, Products & Services:  4.5%
            2,800             International Business Machines Corp.                                        422,800
            8,000             Xerox Corp.                                                                  421,000
                                                                                                   ----------------
                                                                                                           843,800
                                                                                                   ----------------
                              Oil & Gas:  7.1%
            4,600             Amerada Hess Corp.                                                           266,225
            2,100             Amoco Oil Co.                                                                169,050
            2,400             Mobil Corp.                                                                  293,400
           15,100             Occidental Petroleum Corp.                                                   352,963
              600             Texaco, Inc.                                                                  58,875
            6,200             Union Pacific Resources Group, Inc.                                          181,350
                                                                                                   ----------------
                                                                                                         1,321,863
                                                                                                   ----------------
                              Paper and Forest Products:  2.4%
            6,400             Champion International Corp.                                                 276,800
            2,300             International Paper Co.                                                       92,862
              900             Kimberly-Clark Corp.                                                          85,725
                                                                                                   ----------------
                                                                                                           455,387
                                                                                                   ----------------
                              Pollution Control:  1.2%
            6,800             WMX Technologies, Inc.                                                       221,850
                                                                                                   ----------------

                              Publishing:  0.5%
            3,100             Cognizant Corp.                                                              102,300
                                                                                                   ----------------

                              Railways:  2.0%
              700             Burlington Northern S.F.                                                      60,462
            7,100             CSX Corp.                                                                    312,650
                                                                                                   ----------------
                                                                                                           373,112
                                                                                                   ----------------
                              Retail:  6.6%
           10,100             Dillard Department Stores, Inc.                                              311,838
           10,900             Federated Department Stores, Inc.                                            371,962

                                    See Accompanying Notes to Financial Statements
                                                          39

                                   Pilgrim America Masters LargeCap Value Fund

-------------------------------------------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS (Continued)
As of December 31, 1996 (Unaudited)
-------------------------------------------------------------------------------------------------------------------

                                                                                                            Market
           Shares                                                                                            Value
           ------                                                                                            -----
                              Retail (continued)
            5,400             May Department Stores Co.                                             $      252,450
            6,400             Sears, Roebuck and Co.                                                       295,200
                                                                                                   ----------------
                                                                                                         1,231,450
                                                                                                   ----------------
                              Supermarket:  0.8%
            4,200             Albertson's, Inc.                                                            149,625
                                                                                                   ----------------

                              Technology:  1.7%
            3,500             Rockwell                                                                     213,063
            1,700             Texas Instruments, Inc.                                                      108,375
                                                                                                   ----------------
                                                                                                           321,438
                                                                                                   ----------------
                              Transporation:  2.0%
            2,100             AMR Corp.                                                                    185,062
            2,600             Delta Airlines, Inc.                                                         184,275
                                                                                                   ----------------
                                                                                                           369,337
                                                                                                   ----------------
                              Utilities:  5.9%
            6,700             Frontier Corp.                                                               151,587
           10,100             Nynex Corp.                                                                  486,063
            6,700             SBC Communications                                                           346,725
            2,900             Texas Utilities                                                              118,175
                                                                                                   ----------------
                                                                                                         1,102,550
                                                                                                   ----------------
                                 Total Common Stocks (Cost $16,999,061)                                 17,958,012
                                                                                                   ----------------

                                            SHORT-TERM INVESTMENTS: 8.2%
        Principal
           Amount                                                                                            Value
           ------                                                                                            -----
                              Commerical Paper:  8.2%
       $1,365,000             Merrill Lynch Repurchase Agreement, 5.75% due 01/02/97
                              (Collateralized by $1,395,674 U.S. Treasury Bonds, 6.625%
                              due 07/31/01)                                                              1,365,000
                                                                                                   ----------------
                                 Total Short-Term Investments (Cost $1,365,000)                          1,365,000
                                                                                                   ----------------

                              Total Investments in Securities (Cost $18,364,061)*         103.7%        19,323,012
                              Liabilities in Excess of Cash and Other Assets-Net           (3.7)          (684,907)
                                                                                        --------   ----------------
                                 Total Net Assets                                         100.0%      $ 18,638,105
------------------------------                                                          ========   ================
(a) Non-income producing security
    ADR - American Depository Receipt
*   Cost for federal income tax purposes is the same as for financial statement purposes.  Net unrealized appreciation consists of:
                  Gross Unrealized Appreciation                                                       $  1,262,820
                  Gross Unrealized Depreciation                                                           (303,869)
                                                                                                   ----------------
                              Net Unrealized Appreciation                                            $     958,951
                                                                                                   ================

                                    See Accompanying Notes to Financial Statements
                                                          40

                                Pilgrim America
                                     Funds

         Investment Manager                          Custodian
 Pilgrim America Investments, Inc.       Investors Fiduciary Trust Company
       Two Renaissance Square                   127 West 10th Street
40 North Central Avenue, Suite 1200                  14th Floor
       Phoenix, Arizona 85004               Kansas City, Missouri 64105

            Distributor                            Legal Counsel
  Pilgrim America Securities, Inc.             Dechert Price & Rhoads
       Two Renaissance Square                   1500 K Street, N. W.
40 North Central Avenue, Suite 1200            Washington, D.C. 20005
       Phoenix, Arizona 85004
           1-800-334-3444

    Shareholder Servicing Agent                 Independent Auditors
    Pilgrim America Group, Inc.                KPMG Peat Marwick LLP
       Two Renaissance Square                725 South Figueroa Street
40 North Central Avenue, Suite 1200        Los Angeles, California 90017
       Phoenix, Arizona 85004
           1-800-331-1080

           Transfer Agent               This    report   and   the    financial
 Investors Fiduciary Trust Company      statements    contained    herein   are
       c/o DST Systems, Inc.            submitted  for the general  information
          P.O. Box 419541               of the shareholders of the Funds.  This
    Kansas City, Missouri 64141         report    is   not    authorized    for
                                        distribution  to prospective  investors
                                        in  the   Fund   unless   preceded   or
                                        accompanied by an effective prospectus.



          Two Renaissance Square, 40 North Central Avenue, Suite 1200,
                      Phoenix, Arizona 85004 1-800-331-1080

                               [GRAPHIC OMITTED]
                             PILGRIM AMERICA FUNDS

                             Pilgrim America Funds

                                 Masters Series
                                 --------------

                            Pilgrim America Masters
                            Asia-Pacific Equity Fund

                            Pilgrim America Masters
                               MidCap Value Fund

                            Pilgrim America Masters
                              LargeCap Value Fund

                                  Elite Series
                                  ------------
                                Pilgrim America
                                 MagnaCap Fund

                                Pilgrim America
                                High Yield Fund

                               Pilgrim Government
                             Securities Income Fund

                                 Pilgrim America
                                      Funds

  "Our goal is for every investor to have a successful investment experience"


Prospectuses containing more complete information regarding the Funds, including charges and expenses, may be obtained by calling Pilgrim America Securities, Inc. Distributor at 1-800-334-3444. Please read the prospectuses carefully before you invest or send money.

                              21-SS-073096 022897